                                                Filed Pursuant to Rule 497(b)
                                                Registration File No.: 333-02419


                          TCW/DW GLOBAL TELECOM TRUST

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999


TO THE SHAREHOLDERS OF TCW/DW GLOBAL TELECOM TRUST:

     Notice is hereby given of a Special Meeting of the Shareholders of TCW/DW Global Telecom Trust ("Global Telecom") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Global Telecom and Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities"), pursuant to which substantially all of the assets of Global Telecom would be combined with those of Global Utilities and shareholders of Global Telecom would become shareholders of Global Utilities receiving shares of Global Utilities with a value equal to the value of their holdings in Global Telecom (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.


     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 26, 1999 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF GLOBAL TELECOM RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary


April 12, 1999



  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

               MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                          TCW/DW GLOBAL TELECOM TRUST

                       BY AND IN EXCHANGE FOR SHARES OF
               MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND


     This Proxy Statement and Prospectus is being furnished to shareholders of TCW/DW Global Telecom Trust ("Global Telecom") in connection with an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Global Telecom will be combined with those of Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities") in exchange for shares of Global Utilities (the "Reorganization"). As a result of this transaction, shareholders of Global Telecom will become shareholders of Global Utilities and will receive shares of Global Utilities with a value equal to the value of their holdings in Global Telecom. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Telecom and Global Utilities, attached hereto as Exhibit A. The address of Global Telecom is that of Global Utilities set forth above. This Proxy Statement also constitutes a Prospectus of Global Utilities, which is dated April 12, 1999, filed by Global Utilities with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


     Global Utilities is an open-end diversified management investment company whose investment objective is to seek both capital appreciation and current income. The fund seeks to achieve its objective by investing in equity and fixed-income securities of issuers worldwide which are primarily engaged in the utilities industry.


     This Proxy Statement and Prospectus sets forth concisely information about Global Utilities that shareholders of Global Telecom should know before voting on the Reorganization Agreement. A copy of the Prospectus for Global Utilities dated June 26, 1998, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Global Utilities's Annual Report for the fiscal year ended February 28, 1999. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April 12, 1999, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Global Telecom's Prospectus, dated July 31, 1998, and Annual Report for its fiscal year ended May 31, 1998 and the succeeding unaudited Semi-Annual Report for the six months ended November 30, 1998. Such documents are available without charge by calling
(800) 869-NEWS (TOLL FREE).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL 12, 1999.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS


                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Global Telecom and Global Utilities ......................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     16
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     20
ADDITIONAL INFORMATION ABOUT GLOBAL TELECOM AND GLOBAL
 UTILITIES ...............................................................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     21
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated February 25, 1999, by and between
 Global Telecom and Global Utilities .....................................................    A-1
Exhibit B - Prospectus of Global Utilities dated June 26, 1998 ...........................    B-1

                          TCW/DW GLOBAL TELECOM TRUST
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of TCW/DW Global Telecom Trust ("Global Telecom"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Global Telecom (the "Board") of proxies to be used at the Special Meeting of Shareholders of Global Telecom to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about April 14, 1999.

     At the Meeting, Global Telecom shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Global Telecom and Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities") pursuant to which substantially all of the assets of Global Telecom will be combined with those of Global Utilities in exchange for shares of Global Utilities. As a result of this transaction, Shareholders will become shareholders of Global Utilities and will receive shares of Global Utilities equal to the value of their holdings in Global Telecom on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Telecom will receive Class A, Class B, Class C and Class D shares of Global Utilities, respectively. The shares to be issued by Global Utilities pursuant to the Reorganization (the "Global Utilities Shares") will be issued at net asset value without an initial sales charge. Further information relating to Global Utilities is set forth herein and in Global Utilities' current Prospectus, dated June 26, 1998 ("Global Utilities' Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Global Telecom contained herein has been supplied by Global Telecom and the information concerning Global Utilities contained herein has been supplied by Global Utilities.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 26, 1999 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 13,253,675.517 shares of Global Telecom issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Global Telecom as of the Record
Date: Class A -- James P. Rogers, 4628 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402-2100 (39.5%) and Morgan Stanley Dean Witter Trust FSB, TTEE, Murray Companies Savings & Investment Plan Profit Sharing, Harborside Financial Center, Plaza 2, 7th Fl., Jersey City, NJ 07311 (5.2%). Class C -- Michael J. Griffin & Joyce A. Bertoldo, JTTEN, 28 Spring Hill Rd., Cold Spring Harbor, NY 11724-1303 (6.2%). Class D -- Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center, New York, NY 10048-0203 (99.8%). As of the Record Date, the trustees and officers of Global Telecom, as a group, owned less than 1% of the outstanding shares of Global Telecom.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Global Utilities as of the Record
Date: Class A -- Private Scavengers Health & Welfare Fund, Local Union #731, I.B. of T., Attn: William Woldman, 1100 E. 31st St., P.O. Box 1407, LaGrange Park, IL 60526-9507 (8.4%), Local 731 IBT, Health & Welfare Fund, Attn: William Woldman, 1100 E. 31st St., P.O. Box 1407, LaGrange Park, IL 60526-9507 (5.5%)
and Morgan Stanley Dean Witter Trust FSB (MSDW Trust), TTEE, Healthview Euro RSCG 401(k) Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (23.3%). Class D --
Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center, 70th Fl., New York, NY 10048-0203 (11.5%), MSDW Trust Cust. IRA Regular, Gary A. Medvigy, 2133 Schaeffer Rd., Sebastopol, CA 95472-5554 (6.8%), Faye Lambdin, 108 Clyde St., West Sayville, NY 11796-1905 (9.1%), James J. & Nancy C. Papandrea, TTEES, James J. & Nancy C. Papandrea Trust, dated 3/10/93, 2947 S. Root River Parkway, Milwaukee, WI 53227-2923 (9.3%), Dean Witter Reynolds (DWR) Cust. for Tom G. Gallop, IRA Rollover, dated 03/17/94, 3318 Lakeside Dr., Rockwall, TX 75087-5323 (22.5%), DWR Cust. for Robert L. Borys, IRA Standard dated 06/27/85, 304 Arctic Ave., Ocean City, MD 21842-5066 (8.4%), DWR Cust. for Sandra Meyers, IRA Rollover, dated 04/30/97, 9821 Summerbrook Terr. Building 17 Apt. B, Boynton Beach, FL 33437-3835 (7.0%), DWR Cust. for Thomas E. Soland, IRA Rollover dated 5/10/94, 759 Stone Canyon Dr., Las Cruces, NM 88011-0984 (7.6%) and Howard C. Reese, 5550 Tuckerman Lane, Apt. 221, North Bethesda, MD 20852-6615 (8.0%). As of the Record Date, the trustees and officers of Global Utilities, as a group, owned less than 1% of the outstanding shares of Global Utilities.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Global Telecom at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Global Telecom present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Telecom which expenses are expected to approximate $145,000. Global Telecom and Global Utilities will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Global Telecom, and officers and regular employees of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager") or its parent company Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.


     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.


     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Global Telecom has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Global Telecom represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Global Telecom will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Global Utilities' Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Global Telecom, subject to stated liabilities, to Global Utilities in exchange for the Global Utilities Shares. The aggregate net asset value of the Global Utilities Shares issued in the exchange will equal the aggregate value of the net assets of Global Telecom received by Global Utilities. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Telecom will distribute the Global Utilities Shares received by Global Telecom to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Global Telecom and Global Telecom will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Global Utilities Shares equal in value to such Shareholder's pro rata interest in the net assets of Global Telecom transferred to Global Utilities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Telecom will become holders of Class A, Class B, Class C and Class D shares of Global Utilities, respectively. Shareholders holding their shares of Global Telecom in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Global Utilities; however, such Shareholders will not be able to redeem, transfer or exchange the Global Utilities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF GLOBAL TELECOM ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF GLOBAL TELECOM AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     Global Telecom and Global Utilities each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that each class of shares of Global Telecom incurred during the fund's fiscal year ended May 31, 1998. With respect to Global Utilities, the table sets forth expenses and fees based on the fund's February 28, 1999 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (Global Utilities) reflecting what the fee schedule would have been on February 28, 1999, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses
--------------------------------

                                                             GLOBAL            GLOBAL          PRO FORMA
                                                            TELECOM          UTILITIES          COMBINED
                                                            -------          ---------         ---------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none(2)           none(2)           none(2)
Class B ...............................................       5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................       1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none              none
REDEMPTION FEES
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
EXCHANGE FEE
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none


Annual Fund Operating Expenses As a Percentage of Average Net Assets
--------------------------------------------------------------------

                                       GLOBAL            GLOBAL          PRO FORMA
                                      TELECOM          UTILITIES          COMBINED
                                      -------          ---------         ---------
MANAGEMENT AND ADVISORY FEE(5)
Class A ......................         1.00%             0.65%             0.64%(6)
Class B ......................         1.00%             0.65%             0.64%(6)
Class C ......................         1.00%             0.65%             0.64%(6)
Class D ......................         1.00%             0.65%             0.64%(6)
12B-1 FEES(5)(7)(8)(9)
Class A ......................         0.24%             0.25%             0.25%
Class B ......................         0.80%(9)          0.86%(9)          0.84%(9)
Class C ......................         1.00%             1.00%             1.00%
Class D ......................          none              none              none
OTHER EXPENSES(5)
Class A ......................         0.32%             0.20%             0.20%
Class B ......................         0.32%             0.20%             0.20%
Class C ......................         0.32%             0.20%             0.20%
Class D ......................         0.32%             0.20%             0.20%

                                   GLOBAL       GLOBAL      PRO FORMA
                                  TELECOM     UTILITIES      COMBINED
                                  -------     ---------     ---------
TOTAL FUND OPERATING EXPENSES
Class A .....................      1.56%        1.10%         1.09%
Class B .....................      2.12%        1.71%         1.68%
Class C .....................      2.32%        1.85%         1.84%
Class D .....................      1.32%        0.85%         0.84%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) There were no outstanding shares of Class A, Class C or Class D of Global Telecom prior to July 28, 1997. Accordingly, Global Telecom's operating expenses for shares of Class A, Class C and Class D shown in the table are annualized based upon actual expenses incurred by each of those classes during the period July 28, 1997 through May 31, 1998.

(6) This rate reflects the anticipated lower advisory fee of Global Utilities obtained by the effect of having additional assets at a lower breakpoint in the advisory fee upon the combination of the two funds based upon Global Telecom's average net assets for the fiscal year ended May 31, 1998 and Global Utilities' average net assets for the fiscal year ended February 28, 1999, thus, a scaling down of the advisory fee to the effective advisory fee rate shown.

(7) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(8) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).


(9) The formula for calculating the 12b-1 fees for the Class B shares (1.0% of the lesser of average daily net sales or average daily net assets) is similar for both funds although the application of the formula results in lower annual 12b-1 fees on the existing assets of both funds. Upon the consummation of the Reorganization, the assets of Global Telecom are treated under the formula as new sales and a 1.0% rate is applied thereto. When combined with the existing assets of Global Utilities, the effect initially is a slight increase in the annual 12b-1 fees on the Class B shares of the combined fund compared to the Class B shares of Global Telecom.

EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $10,000 investment in either Global Telecom or Global Utilities or the new combined fund (Global Utilities), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
                      ------     -------     -------    --------
Global Telecom
 Class A .........     $675        $992      $1,330      $2,284
 Class B .........     $715        $964      $1,339      $2,452
 Class C .........     $335        $724      $1,240      $2,656
 Class D .........     $134        $418      $  723      $1,590
Global Utilities
 Class A .........     $631        $856      $1,099      $1,795
 Class B .........     $674        $839      $1,128      $2,019
 Class C .........     $288        $582      $1,001      $2,169
 Class D .........     $ 87        $271      $  471      $1,049
Pro Forma Combined
 Class A .........     $630        $853      $1,094      $1,784
 Class B .........     $671        $830      $1,113      $1,987
 Class C .........     $287        $579      $  995      $2,159
 Class D .........     $ 86        $268      $  466      $1,037

     If such investment was not redeemed, the investor would incur the following expenses:


                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
                      ------     -------     -------    --------
Global Telecom
 Class A .........     $675        $992      $1,330      $2,284
 Class B .........     $215        $664      $1,139      $2,452
 Class C .........     $235        $724      $1,240      $2,656
 Class D .........     $134        $418      $  723      $1,590
Global Utilities
 Class A .........     $631        $856      $1,099      $1,795
 Class B .........     $174        $539      $  928      $2,019
 Class C .........     $188        $582      $1,001      $2,169
 Class D .........     $ 87        $271      $  471      $1,049
Pro Forma Combined
 Class A .........     $630        $853      $1,094      $1,784
 Class B .........     $171        $530      $  913      $1,987
 Class C .........     $187        $579      $  995      $2,159
 Class D .........     $ 86        $268      $  466      $1,037

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF GLOBAL TELECOM AND GLOBAL UTILITIES MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Global Telecom and Global Utilities -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Global Telecom will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Global Telecom or the shareholders of Global Telecom for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF GLOBAL TELECOM AND GLOBAL UTILITIES

     INVESTMENT OBJECTIVES AND POLICIES. Global Telecom and Global Utilities are funds which have similar although not identical investment objectives. The investment objective of Global Telecom is long-term capital appreciation. The investment objective of Global Utilities is capital appreciation and current income.

     Global Telecom seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic and foreign companies operating in all aspects of the telecommunications and information industries. Companies considered to be in the communications and information industries are those companies which derive at least 35% of their revenues or earnings from these industries or devote at least 35% of their assets to activities in such industries. Global Utilities seeks to achieve its investment objective by investing at least 65% of its total assets in equity and fixed-income securities of issuers worldwide which are primarily engaged in the utilities industry. Companies considered to be in the utilities industry are those companies which, during a most recent twelve month period, derived at least 50% of their gross revenues, on a consolidated basis, from the utilities industry. Global Telecom, under normal circumstances, maintains at least 25% of its portfolio in securities issued by issuers located in the United States and maintains at least 65% of its total assets in securities of issuers located in at least three different countries (no country other than the United States may represent more than 25% of the fund's total assets). Up to 35% of the assets of Global Telecom may be invested in investment grade fixed-income securities consisting of U.S. Government securities, corporate debt securities and money market instruments. Global Telecom may invest up to 25% of its total assets in convertible securities which may be rated below investment grade and considered "junk bonds". Global Utilities, under normal circumstances, invests in both equity securities (including convertible securities) and investment grade fixed-income securities and shifts its asset allocation without restriction between equity and fixed-income securities and types of utilities worldwide based upon the Investment Manager's determination of how to achieve the fund's investment objective in light of prevailing market, economic and financial conditions. The fund's investment portfolio will be invested in at least three separate countries. Both funds may invest greater than 35% of their assets in various money market instruments or cash when market conditions warrant a reduction of the funds' securities holdings in order to adopt a temporary defensive posture. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Global Telecom and Global Utilities are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Global Telecom obtains management services from MSDW Services, a wholly-owned subsidiary of MSDW Advisors, and investment advisory services from TCW Funds Management Inc. ("TCW"). As compensation for such services, Global Telecom pays (i) MSDW Services a fee at an annual rate of 0.60% of the fund's average daily net assets and (ii) TCW a fee at an annual rate of 0.40% of the fund's average daily net assets; this combined fee is higher than the compensation paid by Global Utilities for such services. The fees are paid monthly and calculated daily. Global Utilities obtains investment management services from MSDW Advisors. As compensation for such services, Global Utilities pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.65% to the portion of the fund's average daily net assets not exceeding $500 million and 0.625% to the portion of such daily net assets exceeding $500 million. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Global Telecom and Global Utilities have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Global Telecom's Plan and Global Utilities' Plan provide that each fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Global Utilities' shares, see the section entitled "Purchase of Fund Shares" in Global Utilities' Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Global Telecom and Global Utilities are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Global Telecom and Global Utilities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):



                                         CLASS B SHARES OF GLOBAL TELECOM AND
   YEAR SINCE PURCHASE PAYMENT MADE                GLOBAL UTILITIES
   --------------------------------      ------------------------------------
   First ..........................                     5.0%
   Second .........................                     4.0%
   Third ..........................                     3.0%
   Fourth .........................                     2.0%
   Fifth ..........................                     2.0%
   Sixth ..........................                     1.0%
   Seventh and thereafter .........                     none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Global Utilities and Global Telecom are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Global Utilities' shares, see the section entitled "Purchase of Fund Shares" in Global Utilities' Prospectus.

     Shares of each class of Global Utilities may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Global Utilities may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Global Utilities may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Global Utilities). Shares of each class of Global Telecom may currently be exchanged for shares of the same class of any other TCW/DW Fund advised by TCW and managed by MSDW Services that offers its shares in more than one class, without the imposition of an exchange fee. Global Telecom shares may also be exchanged for TCW/DW North American Government Income Trust or for any of the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing six funds are collectively referred to as the "Global Telecom Exchange Funds"), without the imposition of an exchange fee. Upon consummation of the Reorganization, Shareholders will no longer be able to exchange their shares for shares of a TCW/DW Fund but will be able to exchange their shares for shares of any Morgan Stanley Dean Witter Fund.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time an Global Utilities or Global Telecom shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Global Telecom and Global Utilities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Global Utilities, see the section entitled "Shareholder Services" in Global Utilities' Prospectus.

     Shareholders of Global Telecom and Global Utilities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Global Telecom and Global Utilities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Global Telecom and Global Utilities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Global Telecom pays dividends from the net investment income of the fund at least once each year. Global Utilities pays dividends from the net investment income of the fund on a quarterly basis. Both funds distribute net long-term capital gains, and in the case of Global Utilities, net short-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The net asset value of Global Utilities and Global Telecom will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

     Both funds may invest their assets in foreign securities (up to 100% for Global Utilities and up to 75% for Global Telecom) and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Because both funds concentrate their investments in particular industries, both funds' shares may be more volatile than that of investment companies that do not similarly concentrate their investments. The telecommunications and information industries may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of these and related industries. Additionally, the products and services of companies in these industries may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the stocks of companies in these industries may exhibit greater price volatility than those of companies in other industries. Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

     Global Telecom and Global Utilities may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date and may also engage in options and futures transactions which involve certain risks. Additionally, Global Utilities may enter into reverse repurchase agreements and dollar rolls and both funds may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, and may enter into options and futures transactions, all of which involve certain special risks. Both Global Telecom and Global Utilities may invest in or acquire convertible securities which are fixed-income securities convertible into common stock. However, while Global Telecom may only invest up to 25% of its total assets in convertible securities, such securities may be rated below investment grade and therefore subject to certain risks not associated with higher rated, investment grade debt securities. Global Utilities does not invest in convertible or other debt securities rated below investment grade; however, if an investment grade fixed-income security held by the convertible or other fund is subsequently downgraded by a rating agency below investment grade, the fund may retain the security in its portfolio until the Investment Manager deems it practicable to sell the security without undue market or tax consequences to the fund. In the event such downgraded securities constitute 5% or more of Global Utilities' net assets, the Investment Manager will sell such securities as soon as is practicable in sufficient amounts to reduce the total to below 5%. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations and Investment Practices" in the Prospectus of Global Telecom and in Global Utilities' Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Global Telecom, including the Independent Trustees, having reviewed the financial position of Global Telecom and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Telecom and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Global Telecom.


THE BOARD'S CONSIDERATION

     At a meeting held on February 25, 1999, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Global Telecom and Global Utilities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies, restrictions and portfolios of Global Telecom and Global Utilities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; the ability of MSDW Advisers to provide investment advisory services to Global Utilities; and any direct or indirect costs to be incurred by Global Telecom and Global Utilities in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Global Telecom considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the expenses per share of each corresponding class of Global Telecom. In part, this is because the estimated current rate of the investment management fee to be paid by the surviving Global Utilities (0.64% of average daily net assets) would be lower than the rate of the investment management fee currently paid by Global Telecom (1.0% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Global Telecom was higher (for its fiscal year ended May 31, 1998) than the expense ratio for each corresponding class of Global Utilities (for its fiscal year ended February 28, 1999).

     2. Shareholders would have a continued participation in a diversified portfolio of worldwide issuers in the telecommunications industry, as well as, through investment in Global Utilities, participation in the utilities industry.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by Global Telecom or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     4. The Board also took into consideration that absent the Reorganization, Global Utilities will continue to compete for investor funds with Global Telecom. The Reorganization should allow for more concentrated selling efforts to the benefit of both Global Telecom and Global Utilities shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     The Board of Trustees of Global Utilities, including a majority of the Independent Trustees of Global Utilities, also have determined that the Reorganization is in the best interests of Global Utilities and its shareholders and that the interests of existing shareholders of Global Utilities will not be diluted as a result thereof. The transaction will enable Global Utilities to acquire investment securities which are consistent with Global Utilities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to Global Utilities' portfolio may result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule. Furthermore, like the Shareholders of Global Telecom, the shareholders of Global Utilities may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. With respect to the Class B shares, the Board recognized that the formula for calculating 12b-1 fees is similar for both funds, although the application of the formula results in varying lower annual fees for both Global Telecom and Global Utilities, and that combining the two funds would, at least initially, result in somewhat higher 12b-1 fees for the combined fund than Global Telecom's current 12b-1 fee, as noted above under "Synopsis -- Fee Table." The Board believes, however, that this relatively minor disadvantage would be offset by the other benefits of the Reorganization.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Global Telecom will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Global Telecom as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Global Utilities on the Closing Date in exchange for the assumption by Global Utilities of stated liabilities of Global Telecom, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Telecom prepared by the Treasurer of Global Telecom as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Global Utilities Shares;
(ii) such Global Utilities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Global Telecom would be dissolved; and (iv) the outstanding shares of Global Telecom would be canceled.

     The number of Global Utilities Shares to be delivered to Global Telecom will be determined by dividing the aggregate net asset value of each class of shares of Global Telecom acquired by Global Utilities by the net asset value per share of the corresponding class of shares of Global Utilities; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Global Telecom and Global Utilities may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Global Telecom had an aggregate net asset value (not including any Cash Reserve of Global Telecom) of $100,000. If the net asset value per Class B share of Global Utilities were $10 per share at the close of business on the Valuation Date, the number of Class B shares Global Utilities to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Global Utilities would be distributed to the former Class B shareholders of Global Telecom. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Global Telecom will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Global Utilities Shares it receives. Each Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Shareholder. Accordingly, the Global Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Global Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Telecom, respectively. Global Utilities will cause its transfer agent to credit and confirm an appropriate number of Global Utilities Shares to each Shareholder. Certificates for Global Utilities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Global Utilities. Shareholders who wish to receive certificates representing their Global Utilities Shares must, after receipt of their confirmations, make a written request to Global Utilities' transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Global Telecom holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Global Utilities; however, such Shareholders will not be able to redeem, transfer or exchange the Global Utilities Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Telecom or Global Utilities. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Telecom, which expenses are expected to approximate $145,000. Global Telecom and Global Utilities will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Global Telecom and Global Utilities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 1999, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Global Telecom shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Global Telecom that received Global Utilities Shares. Global Telecom shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Global Utilities to Shareholders of record of Global Telecom.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Telecom (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Global Utilities Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Global Telecom recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Global Telecom at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Global Telecom thereafter will be treated as requests for redemption of shares of Global Utilities.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Global Telecom will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Global Telecom's investment company taxable income for all periods since the inception of Global Telecom through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Global Telecom's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Global Telecom and Global Utilities have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Global Utilities Shares received in the transaction that would reduce Shareholders' ownership of Global Utilities Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Global Telecom shares as of the same date. Global Telecom and Global Utilities have each further represented that, as of the Closing Date, Global Telecom and Global Utilities will qualify as regulated investment companies. In addition, Global Utilities has represented that it has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of Global Telecom acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     As a condition to the Reorganization, Global Telecom and Global Utilities will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Global Telecom and Global Utilities:

     1. The transfer of substantially all of Global Telecom's assets in exchange for the Global Utilities Shares and the assumption by Global Utilities of certain stated liabilities of Global Telecom followed by the distribution by Global Telecom of the Global Utilities Shares to Shareholders in exchange for their Global Telecom shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Telecom and Global Utilities will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by Global Utilities upon the receipt of the assets of Global Telecom solely in exchange for the Global Utilities Shares and the assumption by Global Utilities of the stated liabilities of Global Telecom;

     3. No gain or loss will be recognized by Global Telecom upon the transfer of the assets of Global Telecom to Global Utilities in exchange for the Global Utilities Shares and the assumption by Global Utilities of the stated liabilities or upon the distribution of Global Utilities Shares to Shareholders in exchange for their Global Telecom shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Global Telecom for the Global Utilities Shares;

     5. The aggregate tax basis for the Global Utilities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Global Telecom held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Global Utilities Shares to be received by each Shareholder will include the period during which the shares in Global Telecom surrendered in exchange therefor were held (provided such shares in Global Telecom were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Global Telecom acquired by Global Utilities will be the same as the tax basis of such assets of Global Telecom immediately prior to the Reorganization; and

     8. The holding period of the assets of Global Telecom in the hands of Global Utilities will include the period during which those assets were held by Global Telecom.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES

     Global Utilities shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Global Utilities and transferable without restrictions and will have no preemptive rights. Class B shares of Global Utilities, like Class B shares of Global Telecom, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Global Utilities and Global Telecom as of February 28, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                        NET ASSET
                                                          SHARES          VALUE
                                        NET ASSETS      OUTSTANDING     PER SHARE
                                       ------------     ------------    ---------
           CLASS A
-----------------------------------
Global Telecom ....................    $  1,447,900          96,788       $14.96
Global Utilities ..................    $  4,892,129         285,101       $17.16
Combined Fund (pro forma) .........    $  6,340,029         369,477       $17.16

           CLASS B
-----------------------------------
Global Telecom ....................    $193,158,381      13,056,318       $14.79
Global Utilities ..................    $540,820,015      31,534,740       $17.15
Combined Fund (pro forma) .........    $733,978,396      42,797,619       $17.15

           CLASS C
-----------------------------------
Global Telecom ....................    $    887,403          60,124       $14.76
Global Utilities ..................    $  3,385,556         198,209       $17.08
Combined Fund (pro forma) .........    $  4,272,959         250,165       $17.08

           CLASS D
-----------------------------------
Global Telecom ....................    $     13,901             925       $15.03
Global Utilities ..................    $    117,122           6,818       $17.18
Combined Fund (pro forma) .........    $    131,023           7,627       $17.18

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     Global Telecom and Global Utilities each are funds which have similar although not identical investment objectives and policies. The investment objective of Global Telecom is long-term capital appreciation. The investment objective of Global Utilities is capital appreciation and current income. Global Telecom concentrates its investments in the telecommunications industry and information industry. Global Utilities concentrates its investments in the utilities industry which is a broad industry group that includes among others, the telecommunications industry. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of securities in accordance with their respective investment strategies set forth below.


     Global Utilities invests at least 65% of its total assets in both equity and fixed income securities of issuers worldwide and shifts its allocation between the two without restriction. If, in the opinion of the Investment Manager, favorable conditions for capital growth of equity securities are not prevalent at a particular time, the fund may allocate its assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

     Global Utilities concentrates its investments in the utilities industry, which in addition to companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, or who manufacture or supply equipment for such companies, also includes, as is the case of Global Telecom, companies engaged in the communications field and the companies which manufacture or supply equipment for such companies, including telephone, telegraph, satellite, cable, microwave, radio-telephone, computer, mobile communication and cellular paging, electronic mail, videotext and teletext and other new or emerging technology companies.

     In selecting equity securities for Global Utilities, the criteria used by the Investment Manager include the following considerations: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. The fixed-income securities in which the fund may invest are debt securities and preferred stocks which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or which, if unrated, are deemed to be of comparable quality by the fund's Investment Manager. Greater than 35% of the fund's total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

     Global Telecom invests at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic and foreign companies operating in the telecommunications and information industries. Companies in the telecommunications and information industries include information transporters, content providers and providers of enabling technologies. Information transporters are companies involved in developing and manufacturing any portion of the so-called information superhighway, such as local/regional telephone companies, long-distance carriers, cable television, personal communications systems, wireless, cellular, paging, direct broadcast satellite and the Internet. Content providers are companies providing some of the information content that is transmitted via the information superhighway such as movie studios, providers of transaction services, manufacturers of games and educational programming, publishers and advertisers. Finally, providers of enabling technologies are manufacturers of products such as information-processing servers, consumer electronics, data and video compression, software, storage and semiconductor products.

     Global Telecom may invest up to 35% of its total assets in U.S. Government securities, corporate debt securities rated investment grade by Moody's or S&P or if not rated, as deemed to be of comparable quality by the Adviser, and money market instruments.

     During periods in which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the fund's securities holdings, the fund may adopt a temporary "defensive" posture in which up to 100% of its total assets are invested in money market instruments or cash.

     While both Global Utilities and Global Telecom may invest in convertible securities, Global Utilities may only invest in investment grade convertible securities while Global Telecom may invest in convertible securities rated below investment grade by Moody's or S&P (Ba or BB or lower); Global Telecom may not invest in convertible securities in an amount greater than 25% of its total assets.

     Both funds invest their assets in foreign securities, including securities of foreign issuers denominated in foreign currencies or in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"); however, Global Telecom invests at least 25% of its total assets in securities of U.S. issuers while Global Utilities has no such policy. Additionally, both funds may enter into forward foreign currency exchange contracts in connection with its foreign securities investments as a hedge against fluctuations in future foreign exchange rates.

     Both Global Telecom and Global Utilities may engage in options and futures transactions. Both funds may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and foreign currencies and may purchase and sell (write) options on the U.S. dollar and foreign currencies which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Both funds may write covered call options on portfolio securities and currencies without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 5% (Global Utilities) and 10% (Global Telecom) of their respective total assets and Global Telecom may invest up to 5% of its total assets in stock index options. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Both funds may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), as well as on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures).

     Both Global Utilities and Global Telecom may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase rights and warrants, (vi) invest in zero coupon securities and (vii) invest up to 5% (Global Utilities) and 10% (Global Telecom) of their respective total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this limitation). Global Utilities may also enter into reverse repurchase agreements and dollar rolls.

     The investment policies of both Global Telecom and Global Utilities are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Global Telecom and Global Utilities as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Global Utilities has a fundamental restriction that it may not invest more than 5% of the value of its total assets in the securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) having a record, together with predecessors, of less than three years of continuous operation; Global Telecom has no such fundamental investment restriction although the fund includes this restriction as a non-fundamental policy; (b) Global Telecom may not purchase warrants if as a result the fund would have more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; Global Utilities has no such restriction; (c) Global Telecom may not purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; Global Utilities carves out an additional exception for purchases complying with Section 12(d) of the 1940 Act; and (d) both funds are prohibited from borrowing money except from a bank for temporary or emergency purposes in amounts not exceeding 5% of their respective total assets; however, Global Utilities carves out an additional exception for reverse repurchase agreements and dollar rolls subject to this 5% limitation.


                  ADDITIONAL INFORMATION ABOUT GLOBAL TELECOM
                             AND GLOBAL UTILITIES


GENERAL

     For a discussion of the organization and operation of Global Utilities and Global Telecom, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about Global Utilities and Global Telecom, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Global Utilities and Global Telecom, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Global Telecom and Global Utilities, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Global Utilities' and Global Telecom's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Global Utilities' and Global Telecom's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     For a discussion of Global Utilities' performance, see management's letter to shareholders in its Annual Report for its fiscal year ended February 28, 1999 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Global Telecom, see its Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for the six months ended November 30, 1998.


                       FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Global Utilities, for the year ended February 28, 1999, and Global Telecom, for the year ended May 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS


     Certain legal matters concerning the issuance of shares of Global Utilities will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.


                             AVAILABLE INFORMATION


     Additional information about Global Telecom and Global Utilities is available, as applicable, in the following documents which are incorporated herein by reference: (i) Global Utilities' Prospectus dated June 26, 1998, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 6 to Global Utilities' Registration Statement on Form N-1A (File Nos. 33-50709; 811-7119); (ii) Global Utilities' Annual Report for its fiscal year ended February 28, 1999, accompanying this Proxy Statement and Prospectus; (iii) Global Telecom's Prospectus dated July 31, 1998, which Prospectus forms a part of Post-Effective Amendment No. 4 to Global Telecom's Registration Statement on Form N-1A (File Nos. 333-2419; 811-7591); and (iv) Global Telecom's Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for its six months ended November 30, 1998. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Global Telecom and Global Utilities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Telecom and Global Utilities which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

     Management of Global Telecom knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary



April 12, 1999

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of February, 1999, by and between MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND, a Massachusetts business trust ("Global Utilities") and TCW/DW GLOBAL TELECOM TRUST, a Massachusetts business trust ("Global Telecom").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Global Utilities of substantially all of the assets of Global Telecom in exchange for the assumption by Global Utilities of all stated liabilities of Global Telecom and the issuance by Global Utilities of shares of beneficial interest, par value $0.01 per share (the "Global Utilities Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Telecom in liquidation of Global Telecom as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF GLOBAL TELECOM

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Telecom agrees to assign, deliver and otherwise transfer the Global Telecom Assets (as defined in paragraph 1.2) to Global Utilities and Global Utilities agrees in exchange therefor to assume all of Global Telecom's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Telecom the number of Global Utilities Shares, including fractional Global Utilities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Global Telecom Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Global Telecom, and any deferred or prepaid expenses shown as an asset on Global Telecom's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Global Telecom will provide Global Utilities with a list of all of Global Telecom's assets to be assigned, delivered and otherwise transferred to Global Utilities and of the stated liabilities to be assumed by Global Utilities pursuant to this Agreement. Global Telecom reserves the right to sell any of the securities on such list but will not, without the prior approval of Global Utilities, acquire any additional securities other than securities of the type in which Global Utilities is permitted to invest and in amounts agreed to in writing by Global Utilities. Global Utilities will, within a reasonable time prior to the Valuation Date, furnish Global Telecom with a statement of Global Utilities's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Global Utilities' investment objective, policies and restrictions. In the event that Global Telecom holds any investments that Global Utilities is not permitted to hold, Global Telecom will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Telecom and Global Utilities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Global Utilities with respect to such investments, Global Telecom if requested by Global Utilities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Global Telecom will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Global Utilities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Telecom prepared by the Treasurer of Global Telecom as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Global Telecom may establish a cash reserve, which shall not exceed 5% of Global Telecom's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Global Telecom and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Global Telecom to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Global Telecom will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Global Telecom will distribute Global Utilities Shares received by Global Telecom pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Global Telecom Shareholders"). Each Global Telecom Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Global Telecom Shareholder. Accordingly, the Global Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Global Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Telecom, respectively. Such distribution will be accomplished by an instruction, signed by Global Telecom's Secretary, to transfer Global Utilities Shares then credited to Global Telecom's account on the books of Global Utilities to open accounts on the books of Global Utilities in the names of the Global Telecom Shareholders and representing the respective pro rata number of Global Utilities Shares due such Global Telecom Shareholders. All issued and outstanding shares of Global Telecom simultaneously will be canceled on Global Telecom's books; however, share certificates representing interests in Global Telecom will represent a number of Global Utilities Shares after the Closing Date as determined in accordance with paragraph 2.3. Global Utilities will issue certificates representing Global Utilities Shares in connection with such exchange only upon the written request of a Global Telecom Shareholder.

     1.6 Ownership of Global Utilities Shares will be shown on the books of Global Utilities' transfer agent. Global Utilities Shares will be issued in the manner described in Global Utilities' current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Global Utilities Shares in a name other than the registered holder of Global Utilities Shares on Global Telecom's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Global Utilities Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Global Telecom is and shall remain the responsibility of Global Telecom up to and including the date on which Global Telecom is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Global Telecom shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Global Telecom as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Global Telecom shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of Global Telecom in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Global Utilities or their designee and Global Utilities or its designee shall comply with applicable record retention requirements to which Global Telecom is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Global Telecom Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Global Telecom of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Global Utilities' then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Global Utilities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Global Utilities' then current Prospectus and Statement of Additional Information.

     2.3 The number of Global Utilities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Global Telecom shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Global Utilities (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Global Telecom shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Global Utilities. Global Utilities shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Global Telecom and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Global Utilities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Telecom to the Custodian for the account of Global Utilities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Global Utilities Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Global Utilities and Global Telecom, accurate appraisal of the value of the net assets of Global Utilities or the Global Telecom Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Global Telecom shall deliver to Global Utilities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Telecom Shareholders and the number and percentage ownership of outstanding Global Telecom shares owned by each such Global Telecom Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Telecom Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Global Utilities shall issue and deliver to such Secretary a confirmation evidencing delivery of Global Utilities Shares to be credited on the Closing Date to Global Telecom or provide evidence satisfactory to Global Telecom that such Global Utilities Shares have been credited to Global Telecom's account on the books of Global Utilities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF GLOBAL UTILITIES AND GLOBAL TELECOM

     4.1 Except as otherwise expressly provided herein with respect to Global Telecom, Global Utilities and Global Telecom each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Global Utilities will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Global Utilities Shares ("Registration Statement"). Global Telecom will provide Global Utilities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Telecom will further provide Global Utilities with such other information and documents relating to Global Telecom as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Global Telecom will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Telecom will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Global Utilities will furnish Global Telecom with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Global Utilities as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Global Telecom will assist Global Utilities in obtaining such information as Global Utilities reasonably requests concerning the beneficial ownership of Global Telecom shares.

     4.5 Subject to the provisions of this Agreement, Global Utilities and Global Telecom will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Global Telecom shall furnish or cause to be furnished to Global Utilities within 30 days after the Closing Date a statement of Global Telecom's assets and liabilities as of the Closing Date, which statement shall be certified by Global Telecom's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Telecom shall furnish Global Utilities, in such form as is reasonably satisfactory to Global Utilities, a statement certified by Global Telecom's Treasurer of Global Telecom's earnings and profits for Federal income tax purposes that will be carried over to Global Utilities pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Global Telecom (a) shall prepare and file all Federal and other tax returns and reports of Global Telecom required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Global Utilities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Global Utilities represents and warrants to Global Telecom as follows:


     (a) Global Utilities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Global Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Global Utilities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Global Utilities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Utilities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Global Utilities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Global Utilities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Global Utilities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Utilities is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Utilities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Utilities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended February 28, 1999, of Global Utilities certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Global Telecom), fairly present, in all material respects, Global Utilities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Global Utilities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Global Utilities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Utilities' current Prospectus incorporated by reference in the Registration Statement. Global Utilities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Global Utilities, and this Agreement constitutes a valid and binding obligation of Global Utilities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Utilities' performance of this Agreement;

     (j) Global Utilities Shares to be issued and delivered to Global Telecom, for the account of the Global Telecom Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Global Utilities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Utilities' current Prospectus incorporated by reference in the Registration Statement;

     (k) All material Federal and other tax returns and reports of Global Utilities required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Utilities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Global Utilities has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Utilities to continue to meet the requirements of Subchapter M of the Code;

     (m) Since February 28, 1999 there has been no change by Global Utilities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Global Utilities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Global Utilities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Global Telecom represents and warrants to Global Utilities as follows:

     (a) Global Telecom is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Global Telecom is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Global Telecom have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Telecom are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Telecom is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Global Telecom conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Global Telecom is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Global Telecom's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Telecom is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Telecom or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Telecom knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Telecom for the year ended May 31, 1998, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Global Utilities) fairly present, in all material respects, Global Telecom's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Global Telecom (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Global Telecom has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Global Telecom are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Telecom's current Prospectus incorporated by reference in the Registration Statement. Global Telecom does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Global Utilities pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Telecom, and subject to the approval of Global Telecom's shareholders, this Agreement constitutes a valid and binding obligation of Global Telecom, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Telecom's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Global Telecom required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Telecom's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Global Telecom has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Telecom to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Global Telecom will have good and valid title to the Global Telecom Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Telecom which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Global Utilities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Global Telecom's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective

   Global Utilities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Global Telecom for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Global Telecom will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Global Telecom has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Global Telecom is not acquiring Global Utilities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL TELECOM

     The obligations of Global Telecom to consummate the transactions provided for herein shall be subject, at its election, to the performance by Global Utilities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Global Utilities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Global Utilities shall have delivered to Global Telecom a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Telecom and dated as of the Closing Date, to the effect that the representations and warranties of Global Utilities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Telecom shall reasonably request;

     6.3 Global Telecom shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Global Utilities, dated as of the Closing Date, to the effect that:

     (a) Global Utilities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Global Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Utilities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Telecom, is a valid and binding obligation of Global Utilities enforceable against Global Utilities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Global Utilities Shares to be issued to Global Telecom Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Global Utilities' Prospectus), and no shareholder of Global Utilities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Utilities' Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Utilities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Global Utilities' 12b-1 plan of distribution from those described in Global Utilities' Prospectus dated June 26, 1998 and Statement of Additional Information dated June 26, 1998.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL UTILITIES

     The obligations of Global Utilities to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Telecom of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Global Telecom contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Global Telecom shall have delivered to Global Utilities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Global Utilities and dated as of the Closing Date, to the effect that the representations and warranties of Global Telecom made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Utilities shall reasonably request;

     7.3 Global Telecom shall have delivered to Global Utilities a statement of the Global Telecom Assets and its liabilities, together with a list of Global Telecom's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Telecom;

     7.4 Global Telecom shall have delivered to Global Utilities within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Global Telecom for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Global Telecom for the periods covered thereby, (b) for the period from May 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from May 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Global Telecom would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Global Utilities shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Global Telecom, dated as of the Closing Date to the effect that:

     (a) Global Telecom is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Global Telecom is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Telecom and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Utilities, is a valid and binding obligation of Global Telecom enforceable against Global Telecom in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Telecom's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Telecom of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Global Telecom Assets shall include no assets that Global Utilities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL UTILITIES AND GLOBAL TELECOM

     The obligations of Global Telecom and Global Utilities hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Telecom in accordance with the provisions of Global Telecom's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Global Utilities;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Global Utilities or Global Telecom to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Global Utilities or Global Telecom;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Global Telecom shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Telecom Shareholders all of Global Telecom's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Global Utilities and Global Telecom, which opinion may be relied upon by the shareholders of Global Telecom, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of substantially all of Global Telecom's assets in exchange for Global Utilities Shares and the assumption by Global Utilities of certain stated liabilities of Global Telecom followed by the distribution by Global Telecom of Global Utilities Shares to the Global Telecom Shareholders in exchange for their Global Telecom shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Telecom and Global Utilities will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Global Utilities upon the receipt of the assets of Global Telecom solely in exchange for Global Utilities Shares and the assumption by Global Utilities of the stated liabilities of Global Telecom;

     (c) No gain or loss will be recognized by Global Telecom upon the transfer of the assets of Global Telecom to Global Utilities in exchange for Global Utilities Shares and the assumption by Global Utilities of the stated liabilities or upon the distribution of Global Utilities Shares to the Global Telecom Shareholders in exchange for their Global Telecom shares;

     (d) No gain or loss will be recognized by the Global Telecom Shareholders upon the exchange of the Global Telecom shares for Global Utilities Shares;

     (e) The aggregate tax basis for Global Utilities Shares received by each Global Telecom Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Global Telecom Shares held by each such Global Telecom Shareholder immediately prior to the Reorganization;

     (f) The holding period of Global Utilities Shares to be received by each Global Telecom Shareholder will include the period during which the Global Telecom Shares surrendered in exchange therefor were held (provided such Global Telecom Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Global Telecom acquired by Global Utilities will be the same as the tax basis of such assets to Global Telecom immediately prior to the Reorganization; and

     (h) The holding period of the assets of Global Telecom in the hands of Global Utilities will include the period during which those assets were held by Global Telecom.

     Notwithstanding anything herein to the contrary, neither Global Utilities nor Global Telecom may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Global Utilities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Global Telecom shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Global Telecom being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Telecom's obligations specified in this Agreement), Global Telecom's only obligation hereunder shall be to reimburse Global Utilities for all reasonable out-of-pocket fees and expenses incurred by Global Utilities in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Global Utilities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Utilities' obligations specified in this Agreement), Global Utilities' only obligation hereunder shall be to reimburse Global Telecom for all reasonable out-of-pocket fees and expenses incurred by Global Telecom in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Telecom hereunder shall not survive the dissolution and complete liquidation of Global Telecom in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Global Telecom and Global Utilities;

     (b) by either Global Utilities or Global Telecom by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 1999; or

     (c) by either Global Utilities or Global Telecom, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Telecom shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Global Utilities or Global Telecom, or the trustees or officers of Global Utilities or Global Telecom, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Global Utilities or Global Telecom, or the trustees or officers of Global Utilities or Global Telecom, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Global Utilities hereunder are solely those of Global Utilities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Utilities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Global Utilities and signed by authorized officers of Global Utilities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Global Telecom hereunder are solely those of Global Telecom. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Telecom shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Global Telecom and signed by authorized officers of Global Telecom acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                TCW/DW GLOBAL TELECOM TRUST



                                By: /s/ CHARLES A. FIUMEFREDDO
                                    -------------------------------------------
                                    Name: Charles A. Fiumefreddo
                                    Title: President



                                MORGAN STANLEY DEAN WITTER GLOBAL
                                UTILITIES FUND



                                By: /s/ BARRY FINK
                                    -------------------------------------------
                                    Name: Barry Fink
                                    Title:  Vice President

                                                                      EXHIBIT B

              PROSPECTUS
              JUNE 26, 1998

              Morgan Stanley Dean Witter Global Utilities Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to seek both capital appreciation and current income. The Fund seeks to meet its objective by investing in equity and fixed-income securities of issuers worldwide, which are primarily engaged in the utilities industry. (See "Investment Objective and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated June 26, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/9
Investment Objective and Policies/9
  Risk Considerations and
  Investment Practices/11
Investment Restrictions/18
Purchase of Fund Shares/18
Shareholder Services/30
Redemptions and Repurchases/33
Dividends, Distributions and Taxes/34
Performance Information/35
Additional Information/35

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Morgan Stanley Dean Witter
    Global Utilities Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company. The Fund invests in equity and fixed-income securities of issuers worldwide, which are primarily engaged in the utilities industry (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 35). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-29).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest-SM-).
Purchase            Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or
                    $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley Dean
                    Witter Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean
                    Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to seek both capital appreciation and current income (see page 9).
Objective
------------------------------------------------------------------------------------------------------------------------------------
Investment          Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary,
Manager             Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $115 billion at May 31, 1998 (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.65% of daily net assets, scaled down on
Fee                 assets over $500 million (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan
Distribution Fee    pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by
                    Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
                    National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                    Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 18, 22 and 27).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to
                    July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).
                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 18 and 27).
                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 18 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Dividends from net investment income are paid quarterly and distributions from net capital gains, if any, are
and                 paid at least once per year. The Fund may, however, determine to retain all or part of any net long-term capital
Capital Gains       gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are
Distributions       automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 30 and 34).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                    Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than
                    $1,000 in the account (see page 33).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities.
                    The utilities industry has certain characteristics and risks, and developments within that industry will affect the Fund's portfolio. The value of debt securities (and, to a lesser extent, equity securities) issued by utilities industry issuers tends to have an inverse relationship to movement of interest rates. It should be recognized that the foreign securities and markets in which the Fund will invest pose different and greater risks than those customarily associated with domestic securities and their markets (see pages 11-17).

--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended February 28, 1998.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   5.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.65%       0.65%     0.65%       0.65%
12b-1 Fees (5) (6)..............................................................   0.25%       0.90%     1.00%       None
Other Expenses..................................................................   0.25%       0.25%     0.25%       0.25%
Total Fund Operating Expenses (7)...............................................   1.15%       1.80%     1.90%       0.90%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                            1 Year   3 Years   5 Years   10 Years
--------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000
 investment assuming (1) a 5% annual return and
 (2) redemption at the end of each time period:
    Class A.......................................   $64       $87       $112      $185
    Class B.......................................   $68       $87       $117      $212
    Class C.......................................   $29       $60       $103      $222
    Class D.......................................   $ 9       $29       $50       $111
You would pay the following expenses on the same
 $1,000 investment assuming no redemption at the
 end of the period:
    Class A.......................................   $64       $87       $112      $185
    Class B.......................................   $18       $57       $97       $212
    Class C.......................................   $19       $60       $103      $222
    Class D.......................................   $ 9       $29       $50       $111

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.
    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."
    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                        FOR THE
                                                                         PERIOD
                                                                        MAY 31,
                                                                         1994*
                                      FOR THE YEAR ENDED FEBRUARY 28,   THROUGH
                                      -------------------------------   FEBRUARY
CLASS B SHARES                        1998++++     1997      1996**     28, 1995
                                      ---------  ---------  ---------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.............................. $   12.66  $   11.33  $    9.80  $   10.00
                                      ---------  ---------  ---------  ----------
Net investment income................      0.15       0.10       0.18       0.13
Net realized and unrealized gain
 (loss)..............................      3.05       1.35       1.64      (0.21)
                                      ---------  ---------  ---------  ----------
Total from investment operations.....      3.20       1.45       1.82      (0.08)
                                      ---------  ---------  ---------  ----------
Less dividends and distributions
 from:
   Net investment income.............     (0.15)     (0.12)     (0.16)     (0.12)
   Net realized gain.................     (0.62)        --      (0.13)        --
                                      ---------  ---------  ---------  ----------
Total dividends and distributions....     (0.77)     (0.12)     (0.29)     (0.12)
                                      ---------  ---------  ---------  ----------
Net asset value, end of period....... $   15.09  $   12.66  $   11.33  $    9.80
                                      ---------  ---------  ---------  ----------
                                      ---------  ---------  ---------  ----------

TOTAL INVESTMENT RETURN+.............     26.06%     12.91%     18.76%     (0.87)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................      1.80%      1.82%      1.87%      1.97%(2)
Net investment income................      1.08%      0.85%      1.66%      1.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................  $396,483   $352,240   $360,347   $337,600
Portfolio turnover rate..............        14%        10%        16%         2%(1)
Average commission rate paid.........   $0.0024    $0.0071         --         --

-------------
 * COMMENCEMENT OF OPERATIONS.

 ** YEAR ENDED FEBRUARY 29.

 ++ PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES HELD
    PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          FEBRUARY 28,
CLASS A SHARES                                                               1998++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                            -------
Net investment income.................................................         0.07
Net realized and unrealized gain......................................         1.76
                                                                            -------
Total from investment operations......................................         1.83
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.07)
   Net realized gain..................................................        (0.43)
                                                                            -------
Total dividends and distributions.....................................        (0.50)
                                                                            -------
Net asset value, end of period........................................      $ 15.10
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................        13.74%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.18%(2)
Net investment income.................................................         0.88%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $948
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         1.76
                                                                            -------
Total from investment operations......................................         1.77
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.04)
   Net realized gain..................................................        (0.43)
                                                                            -------
Total dividends and distributions.....................................        (0.47)
                                                                            -------
Net asset value, end of period........................................      $ 15.07
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................        13.24%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.93%(2)
Net investment income.................................................         0.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $161
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

-------------
 * THE DATE SHARES WERE FIRST ISSUED.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          FEBRUARY 28,
CLASS D SHARES                                                               1998++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                            -------
Net investment income.................................................         0.09
Net realized and unrealized gain......................................         1.76
                                                                            -------
Total from investment operations......................................         1.85
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.08)
   Net realized gain..................................................        (0.43)
                                                                            -------
Total dividends and distributions.....................................        (0.51)
                                                                            -------
Net asset value, end of period........................................      $ 15.11
                                                                            -------
                                                                            -------

TOTAL INVESTMENT RETURN+..............................................        13.90%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         1.04%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $14
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

-------------
 * THE DATE SHARES WERE FIRST ISSUED.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Morgan Stanley Dean Witter Global Utilities Fund (the "Fund") (formerly named Dean Witter Global Utilities Fund) is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on October 22, 1993.

    Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.


    MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.3 billion at May 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.3 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying a percentage rate to the Fund's daily net assets which declines as net assets of the Fund reach levels over $500 million. For the fiscal year ended February 28, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.65% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.80% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to seek both capital appreciation and current income. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund will attempt to meet its investment objective by investing (at least 65% of its total assets) in equity and fixed-income securities of issuers worldwide, which are primarily engaged in the utilities industry. The Fund's investment portfolio will be invested in at least three separate countries.

    The term "utilities industry" describes companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, or who manufacture or supply equipment for such companies, as well as companies engaged in the communications field and the companies which manufacture or supply equipment for such companies, including telephone, telegraph, satellite, cable, microwave, radio-telephone, computer, mobile communication and cellular paging, electronic mail, videotext and teletext and other new or emerging technology companies. A company will be considered to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from the utilities industry. Under ordinary circumstances, at least 65% of the Fund's total assets will be invested in securities of companies in the utilities industry.

    The principal currencies in which securities held in the Fund's portfolio will be denominated are: the U.S. dollar; Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Mexican peso; Swiss franc; Dutch guilder; Hong Kong dollar; New Zealand dollar; Spanish Peseta; Swedish Krona; European Currency Unit and, beginning on January 1, 1999, the euro.

    The Investment Manager believes the Fund's investment policies are suited to benefit from certain characteristics and historical performance of the securities of utility companies. Many of these companies have historically set a pattern of paying regular dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the Fund, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the utilities industry will be indicative of future events and performance.

    The Fund invests in both equity securities (common stock and securities convertible into common stock) and fixed-income securities (bonds and preferred stock) in the utilities industry. The Fund will shift its asset allocation without restriction between types of utilities, among nationalities of issuers and between equity and fixed-income securities, based upon the Investment Manager's determination of how to achieve the Fund's investment objective in light of prevailing market, economic and financial conditions.


    Criteria utilized by the Investment Manager in the selection of equity securities include the following considerations: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. In keeping with the Fund's objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the Fund may allocate its assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


    The Fund may purchase equity securities sold on the New York, American and other domestic and foreign stock exchanges and in the over-the-counter market. Fixed-income securities in which the Fund may invest are debt securities and preferred stocks which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or which, if unrated, are deemed to be of comparable quality by the Fund's Investment Manager. Under normal circumstances, the average weighted maturity of the fixed-income securities held by the Fund is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information.

    Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's net assets, the Investment Manager will sell such securities as soon as is practicable, in sufficient amounts to reduce the total to below 5%.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bankers' acceptances); Yankee instruments; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    UTILITIES INDUSTRY. The utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

    Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between currencies will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlement of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

    Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that a currency may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage (which may increase investment risk), and are considered borrowings by the Fund.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.


    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities (or anticipated portfolio securities) against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.


    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within MSDW Advisors' Income and Growth Group, which manages twenty-six funds and fund portfolios with approximately $36 billion in assets as of May 31, 1998. Edward
F. Gaylor, Senior Vice President of MSDW Advisors and a member of MSDW Advisors' Income and Growth Group, has been the primary portfolio manager of the Fund since its inception. Mr. Gaylor has been managing portfolios comprised of equity and fixed-income securities at MSDW Advisors for over five years.

    Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the

Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Under normal circumstances, it is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, with the exception of the utilities industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   4. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Global Utilities Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified.

    The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of purchases pursuant to
(i) Systematic Payroll Deduction Plans (including Individual Retirement Plans),
(ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12b-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 5.25%         0.25%            No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC      1.0%     B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during       1.0%            No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of

21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more,

Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          2.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or

DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services-- Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event,

Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended February 28, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $3,262,820, which amount is equal to 0.90% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28, 1997 through February 28, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $892 and $606, respectively, which amounts on an annualized basis are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $10,016,830 at February 28, 1998, which was equal to 2.53% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 1997. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of some Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding Plan Administration, custody fees and other details, investors should contact their Morgan Stanley Dean Witter

Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds:
Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between

9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Morgan Stanley Dean Witter Funds in the past.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon redemption by either the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.


    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions").


    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Some part of such dividends and distributions may be eligible for the Federal dividends received deduction available to the Fund's corporate shareholders.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based upon historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Class if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class of the Fund and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A,

Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter
Global Utilities Fund
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Edward F. Gaylor
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center,
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.

MORGAN STANLEY DEAN WITTER
GLOBAL UTILITIES
FUND

                               [PHOTO]
                                                     PROSPECTUS -- JUNE 26, 1998

                          TCW/DW GLOBAL TELECOM TRUST

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 8, 1999

     The undersigned shareholder of TCW/DW Global Telecom Trust does hereby appoint Barry Fink, Ronald E. Robison and Robert S. Giambrone and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of TCW/DW Global Telecom Trust to be held on June 8, 1999, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 11:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                   PLEASE MARK VOTES AS
                                                   IN THE EXAMPLE USING   X
                                                   BLACK OR BLUE INK


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW/MSDWT.COM or WWW.PROXYVOTE.COM

                     FOR            AGAINST          ABSTAIN
The Proposal:
                    -----            -----            -----

Approval of the Agreement and Plan of Reorganization, dated as of February 25, 1999, pursuant to which substantially all of the assets of TCW/DW Global Telecom Trust would be combined with those of Morgan Stanley Dean Witter Global Utilities Fund and shareholders of TCW/DW Global Telecom Trust would become shareholders of Morgan Stanley Dean Witter Global Utilities Fund receiving shares in Morgan Stanley Dean Witter Global Utilities Fund with a value equal to the value of their holdings in TCW/DW Global Telecom Trust.

Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Please make sure to sign and date this Proxy using black or blue ink.

Date
    -----------------------------------------


    -----------------------------------------
        Shareholder sign in the box above


    -----------------------------------------
     Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                          TCW/DW GLOBAL TELECOM TRUST



                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------
144, 459, 460, 461